EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.

                                                                    Exhibit 99.1
                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact:   William J. Wagner, President and Chief Executive Officer
           (814) 726-2140
           William W. Harvey, Jr., Senior Vice President and Chief Financial Officer (814) 726-2140

       Northwest Bancorp, Inc. Announces Record Third Quarter Earnings and
                              Dividend Declaration

Warren, Pennsylvania April 22, 2004

Northwest Bancorp, Inc. (NASDAQ: NWSB) (the "Company") announced net income for the quarter ended March 31, 2004 of $13.5 million, or $0.28 per diluted share. This represents an increase of $3.3 million, or 32.2% over the same quarter last year when net income was $10.2 million, or $0.21 per diluted share. The Company's year-end is June 30 and the earnings currently released are for its third fiscal quarter.

Net income for the nine-month period ended March 31, 2004 of $38.0 million, or $0.78 per diluted share represents an increase of $6.1 million, or 18.9% over the same nine-month period last year when net income was $31.9 million, or $0.66 per diluted share. Income for the current nine-month period was augmented by profits from the sale of investment securities, primarily in conjunction with the acquisition of Bell Federal Savings and Loan Association of Bellevue during the Company's first fiscal quarter, which contributed net income after tax of approximately $2.0 million.

In making this earnings announcement William J. Wagner, President and Chief Executive Officer noted "We are pleased to report another quarter of record core earnings. Excluding gains on the sale of assets of $1.4 million for the quarter and $6.7 million year-to-date, which are components of income not considered to be core earnings, net income for the quarter increased by approximately 29% over last year and for the nine-month period increased by approximately 12%. It is also encouraging to report a positive trend in our net interest margin as it increased on average by 14 basis points from the prior quarter to 3.30%. While a continued concern, credit quality remains strong. Although current economic conditions have resulted in above-average loan delinquency, our net charge-offs remain low and amounted to only 0.025% of average loans during the most recent quarter. Looking ahead, we will remain focused on improving earnings by actively managing our balance sheet in anticipation of higher interest rates."

The annualized returns on average shareholders' equity and average assets were 10.88% and 0.93%, respectively for the current quarter compared to 11.94% and 0.81% for the same period last year. The annualized returns on average shareholders' equity and average assets were 10.90% and 0.88%, respectively, for the nine-month period ended March 31, 2004 compared to 12.80% and 0.89% for the same period during the prior year.

The Company also announced that its Board of Directors declared a quarterly dividend of $0.10 per share to shareholders of record as of April 30, 2004 to be paid on May 14, 2004. As a result of the pending acquisition of Skibo Bankshares, MHC by Northwest Bancorp, MHC, it is expected that Northwest Bancorp, MHC will not waive its right to receive the quarterly dividend. This represents the thirty-eighth consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and operates 132 banking offices in Pennsylvania and 5 banking offices in Ohio through its subsidiary, Northwest Savings Bank. In addition, the Company operates 8 banking offices in western New York through its subsidiary, Jamestown Savings Bank. The Company also operates 47 consumer finance offices in Pennsylvania and 2 consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.
   ----------------------------

--------------------------------------------------------------------------------

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management, including assumptions as to changes in market interest rates. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

                                   NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                                  MARCH 31,        JUNE 30,
                                 ASSETS                                                             2004            2003
----------------------------------------------------------------------------------------------  ------------    ------------
CASH AND CASH EQUIVALENTS ....................................................................  $    67,663          75,563
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL INSTITUTIONS ....................................      203,859         244,437

MARKETABLE SECURITIES AVAILABLE-FOR-SALE
           (AMORTIZED COST OF $971,673 AND $884,667) .........................................      983,437         896,631
MARKETABLE SECURITIES HELD-TO-MATURITY
           (MARKET VALUE OF $480,430 AND $486,922) ...........................................      470,340         477,821
                                                                                                -----------     -----------
                     TOTAL CASH, INTEREST-EARNING DEPOSITS AND MARKETABLE SECURITIES .........    1,725,299       1,694,452

MORTGAGE LOANS - ONE- TO FOUR-FAMILY .........................................................    2,305,253       2,064,181
COMMERCIAL REAL ESTATE LOANS .................................................................      429,425         377,507
CONSUMER LOANS ...............................................................................      857,214         701,561
COMMERCIAL BUSINESS LOANS ....................................................................      125,281         130,115
                                                                                                -----------     -----------
           TOTAL LOANS RECEIVABLE ............................................................    3,717,173       3,273,364
ALLOWANCE FOR LOAN LOSSES ....................................................................      (29,162)        (26,593)
                                                                                                -----------     -----------
           LOANS RECEIVABLE, NET .............................................................    3,688,011       3,246,771

FEDERAL HOME LOAN BANK STOCK, AT COST ........................................................       32,676          33,764
ACCRUED INTEREST RECEIVABLE ..................................................................       21,750          18,714
REAL ESTATE OWNED, NET .......................................................................        2,961           3,664
PREMISES AND EQUIPMENT, NET ..................................................................       75,569          63,190
BANK OWNED LIFE INSURANCE ....................................................................       89,158          63,397
GOODWILL .....................................................................................      126,705          76,206
OTHER INTANGIBLE ASSETS ......................................................................       16,514           3,530
OTHER ASSETS .................................................................................       22,889          18,679
                                                                                                -----------     -----------
           TOTAL ASSETS ......................................................................  $ 5,801,532       5,222,367
                                                                                                ===========     ===========


                                         LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------
LIABILITIES:
           NONINTEREST-BEARING DEMAND DEPOSITS ...............................................  $   208,708         190,987
           INTEREST-BEARING DEMAND DEPOSITS ..................................................      636,665         670,935
           SAVINGS DEPOSITS ..................................................................    1,795,854       1,488,885
           TIME DEPOSITS .....................................................................    2,071,813       1,912,749
                                                                                                -----------     -----------
                     TOTAL DEPOSITS ..........................................................    4,713,040       4,263,556

           BORROWED FUNDS ....................................................................      446,476         465,750
           ADVANCES BY BORROWERS FOR TAXES AND INSURANCE .....................................       20,224          21,319
           ACCRUED INTEREST PAYABLE ..........................................................        3,991           4,101
           OTHER LIABILITIES .................................................................       11,795          11,709
           JUNIOR SUBORDINATED DEBENTURES ....................................................      102,062            --
           TRUST PREFERRED SECURITIES ........................................................         --            99,000
                                                                                                -----------     -----------
                     TOTAL LIABILITIES .......................................................    5,297,588       4,865,435

SHAREHOLDERS' EQUITY:
           PREFERRED STOCK, $.10 PAR VALUE: 10,000,000 SHARES AUTHORIZED, NO SHARES ISSUED ...         --              --
           COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES AUTHORIZED,
                     47,933,545 AND 47,693,981 ISSUED AND OUTSTANDING, RESPECTIVELY ..........        4,793           4,769
           PAID-IN CAPITAL ...................................................................      187,120          72,787
           RETAINED EARNINGS .................................................................      304,384         271,599
           ACCUMULATED OTHER COMPREHENSIVE INCOME:
                     NET UNREALIZED GAIN/ (LOSS) ON SECURITIES AVAILABLE-FOR-SALE,
                     NET OF INCOME TAXES .....................................................        7,647           7,777
                                                                                                -----------     -----------
                                                                                                    503,944         356,932
                                                                                                -----------     -----------
                     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ..............................  $ 5,801,532       5,222,367
                                                                                                ===========     ===========



                                                                EQUITY TO ASSETS .............         8.69%           6.83%
                                                                BOOK VALUE PER SHARE .........  $     10.51     $      7.48
                                                                CLOSING MARKET PRICE .........  $     25.45     $     16.03
                                                                FULL TIME EQUIVALENT EMPLOYEES        1,602           1,489
                                                                NUMBER OF BANKING OFFICES ....          145             137

                                                   NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                                                       CONSOLIDATED STATEMENTS OF INCOME
                                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   THREE MONTHS ENDED                NINE MONTHS ENDED
                                                        MARCH 31,                         MARCH 31,
                                                  2004             2003             2004            2003
                                              ------------     ------------    ------------    ------------
INTEREST INCOME:
 LOANS RECEIVABLE .........................   $     58,565           56,679         172,714         172,254
 MORTGAGE-BACKED SECURITIES ...............          6,929            7,099          18,556          19,966
 TAXABLE INVESTMENT SECURITIES ............          3,749            2,421          11,574           7,178
 TAX-FREE INVESTMENT SECURITIES ...........          3,110            2,179           8,991           6,076
 INTEREST-EARNING DEPOSITS ................            342              889           1,371           2,974
                                              ------------     ------------    ------------    ------------
   TOTAL INTEREST INCOME ..................         72,695           69,267         213,206         208,448

INTEREST EXPENSE:
 DEPOSITS .................................         23,309           26,405          73,607          83,405
 BORROWED FUNDS ...........................          6,925            7,405          21,199          20,881
                                              ------------     ------------    ------------    ------------
   TOTAL INTEREST EXPENSE .................         30,234           33,810          94,806         104,286

   NET INTEREST INCOME ....................         42,461           35,457         118,400         104,162
PROVISION FOR LOAN LOSSES .................          1,659            2,294           5,119           6,120
                                              ------------     ------------    ------------    ------------
   NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES ........................         40,802           33,163         113,281          98,042

NONINTEREST INCOME:
 SERVICE CHARGES AND FEES .................          3,434            3,187          10,173          10,083
 TRUST AND OTHER FINANCIAL SERVICES INCOME           1,091              931           2,940           2,591
 INSURANCE COMMISSION INCOME ..............            183              208             542             963
 GAIN ON SALE OF MARKETABLE SECURITIES, NET          1,210              176           5,107             720
 GAIN/ (LOSS) ON SALE OF LOANS, NET .......            (93)             340             308           1,558
 GAIN ON SALE OF REAL ESTATE OWNED, NET ...            245              132           1,305             314
 INCOME FROM BANK OWNED LIFE INSURANCE ....          1,032              787           2,975           2,411
 OTHER OPERATING INCOME ...................            758              642           1,581           1,443
                                              ------------     ------------    ------------    ------------
   TOTAL NONINTEREST INCOME ...............          7,860            6,403          24,931          20,083

NONINTEREST EXPENSE:
 COMPENSATION AND EMPLOYEE BENEFITS .......         16,091           13,811          47,151          40,431
 PREMISES AND OCCUPANCY COSTS .............          4,282            3,474          11,778           9,972
 OFFICE OPERATIONS ........................          2,678            2,486           8,047           7,545
 PROCESSING EXPENSES ......................          2,370            1,957           6,842           6,160
 ADVERTISING ..............................            820            1,113           1,952           2,399
 AMORTIZATION OF INTANGIBLES ..............          1,360              207           3,168             519
 OTHER EXPENSES ...........................          2,219            2,370           5,788           5,608
                                              ------------     ------------    ------------    ------------
   TOTAL NONINTEREST EXPENSE ..............         29,820           25,418          84,726          72,634

 INCOME BEFORE INCOME TAXES ...............         18,842           14,148          53,486          45,491
 FEDERAL AND STATE INCOME TAXES ...........          5,366            3,952          15,533          13,564
                                              ------------     ------------    ------------    ------------

     NET INCOME ...........................   $     13,476           10,196          37,953          31,927
                                              ============     ============    ============    ============

BASIC EARNINGS PER SHARE ..................   $       0.28     $       0.21    $       0.79    $       0.67

DILUTED EARNINGS PER SHARE ................   $       0.28     $       0.21    $       0.78    $       0.66

RETURN ON AVERAGE EQUITY ..................          10.88%           11.94%          10.90%          12.80%
RETURN ON AVERAGE ASSETS ..................           0.93%            0.81%           0.88%           0.89%

BASIC COMMON SHARES OUTSTANDING ...........     47,848,376       47,651,250      47,772,707      47,608,108
DILUTED COMMON SHARES OUTSTANDING .........     48,484,737       48,198,401      48,370,306      48,129,405


                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                               SUPPLEMENTARY DATA
                             (DOLLARS IN THOUSANDS)

                                                                                   THREE MONTHS          NINE MONTHS
                                                                                  ENDED MARCH 31,       ENDED MARCH 31,
                                                                               2004        2003         2004       2003
                                                                              -------     -------     -------     -------
ALLOWANCE FOR LOAN LOSSES
  BEGINNING BALANCE .......................................................    28,445      24,969      26,593      22,042
  PROVISION ...............................................................     1,659       2,294       5,119       6,120
  CHARGE-OFFS .............................................................    (1,460)     (2,144)     (4,284)     (4,475)
  RECOVERIES ..............................................................       518         227         809         458
  ACQUISITIONS ............................................................         -           -         925       1,201
                                                                              -------     -------     -------     -------
  ENDING BALANCE ..........................................................    29,162      25,346      29,162      25,346

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED ..............................      0.10%       0.24%       0.13%       0.17%

                                                                                    MARCH 31,               JUNE 30,
                                                                                2004        2003        2003        2002
                                                                              -------     -------     -------     -------

NON-PERFORMING LOANS ......................................................    33,985      22,737      32,613      15,800
REAL ESTATE OWNED, NET ....................................................     2,961       3,851       3,664       5,157
                                                                              -------     -------     -------     -------
NON-PERFORMING ASSETS .....................................................    36,946      26,588      36,277      20,957

NON-PERFORMING LOANS TO
  TOTAL LOANS .............................................................      0.91%       0.70%       1.00%       0.52%
NON-PERFORMING ASSETS TO
  TOTAL ASSETS ............................................................      0.64%       0.52%       0.69%       0.49%
ALLOWANCE FOR LOAN LOSSES TO
  TOTAL LOANS .............................................................      0.79%       0.79%       0.81%       0.73%
ALLOWANCE FOR LOAN LOSSES TO
  NON-PERFORMING LOANS ....................................................     85.81%     111.48%      81.54%     139.51%

                             Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                      Three Months Ended March 31,
                                                                 2004                                    2003
-----------------------------------------------------------------------------------------------------------------------------
                                                    Average      Interest        Avg.       Average      Interest       Avg.
                                                    Balance                     Yield/      Balance                    Yield/
                                                                                 Cost                                   Cost
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Interest earning assets:
Loans receivable (a) (b) (d) ...................   $3,701,017   $   58,871       6.36%    $3,208,639    $   57,021      7.11%
Mortgage-backed securities (c) .................   $  822,395   $    6,929       3.37%    $  806,267    $    7,099      3.52%
Investment securities (c) (d) (e) ..............   $  679,890   $    8,485       4.99%    $  352,514    $    5,448      6.18%
FHLB stock .....................................   $   32,712   $       50       0.61%    $   34,116    $      273      3.20%
Other interest earning deposits ................   $  143,084   $      342       0.96%    $  320,795    $      889      1.11%
                                                   ----------   ----------       ----     ----------    ----------      ----

Total interest earning assets ..................   $5,379,098   $   74,677       5.55%    $4,722,331    $   70,730      5.99%

Noninterest earning assets (f) .................   $  419,041                             $  312,065
                                                   ----------                             ----------

TOTAL ASSETS ...................................   $5,798,139                             $5,034,396
                                                   ==========                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
Savings accounts ...............................   $  994,755   $    3,415       1.37%    $  847,522    $    4,424      2.09%
Now accounts ...................................   $  637,644   $    1,081       0.68%    $  595,551    $    1,737      1.17%
Money market demand accounts ...................   $  792,942   $    3,193       1.61%    $  530,539    $    2,761      2.08%
Certificate accounts ...........................   $2,068,746   $   15,620       3.02%    $1,922,331    $   17,482      3.64%
Borrowed funds (g) .............................   $  448,429   $    4,996       4.46%    $  484,935    $    5,518      4.55%
Debentures .....................................   $  102,062   $    1,929       7.56%    $   99,000    $    1,888      7.63%
                                                   ----------   ----------       ----     ----------    ----------      ----

Total interest bearing liabilities .............   $5,044,578   $   30,234       2.40%    $4,479,878    $   33,810      3.02%

Noninterest bearing liabilities ................   $  257,926                             $  212,872
                                                   ----------                             ----------

Total liabilities ..............................   $5,302,504                             $4,692,750

Shareholders' equity ...........................   $  495,635                             $  341,646
                                                   ----------                             ----------

TOTAL LIABILITIES AND EQUITY ...................   $5,798,139                             $5,034,396
                                                   ==========                             ==========

Net interest income/ Interest rate spread ......                $   44,443       3.15%                  $  36,920       2.97%

Net interest earning assets/ Net interest margin   $  334,520                    3.30%    $ 242,453                     3.13%

Ratio of interest earning assets to
interest bearing liabilities ...................         1.07X                                 1.05X

--------------------------------------------------------------------------------
(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/
    expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                            Nine Months Ended March 31,
                                                                      2004                               2003
-----------------------------------------------------------------------------------------------------------------------------
                                                     Average     Interest        Avg.      Average       Interest       Avg.
                                                     Balance                    Yield/     Balance                     Yield/
                                                                                 Cost                                   Cost
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Interest earning assets:
 Loans receivable (a) (b) (d) ..................   $3,574,916   $  173,701       6.48%    $3,154,814    $  173,285      7.32%
 Mortgage-backed securities (c) ................   $  872,142   $   18,556       2.84%    $  668,233    $   19,966      3.98%
 Investment securities (c) (d) (e) .............   $  669,539   $   25,050       4.99%    $  327,267    $   15,694      6.39%
 FHLB stock ....................................   $   35,822   $      357       1.33%    $   28,174    $      690      3.27%
 Other interest earning deposits ...............   $  199,780   $    1,371       0.92%    $  299,149    $    2,974      1.33%
                                                   ----------   ----------       ----     ----------    ----------      ----

Total interest earning assets ..................   $5,352,199   $  219,035       5.46%    $4,477,637    $  212,609      6.33%

Noninterest earning assets (f) .................   $  378,139                             $  308,897
                                                   ----------                             ----------

TOTAL ASSETS ...................................   $5,730,338                             $4,786,534
                                                   ==========                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
 Savings accounts ..............................   $  996,378   $   10,413       1.39%    $  781,049    $   13,623      2.33%
 Now accounts ..................................   $  670,219   $    4,157       0.83%    $  518,754    $    4,884      1.26%
 Money market demand accounts ..................   $  723,992   $    8,826       1.63%    $  480,709    $    8,579      2.38%
 Certificate accounts ..........................   $2,069,935   $   50,211       3.23%    $1,931,810    $   56,318      3.89%
 Borrowed funds (g) ............................   $  469,738   $   15,472       4.39%    $  427,248    $   15,149      4.73%
 Debentures ....................................   $  101,041   $    5,727       7.56%    $   99,000    $    5,733      7.72%
                                                   ----------   ----------       ----     ----------    ----------      ----

Total interest bearing liabilities .............   $5,031,303   $   94,806       2.51%    $4,238,570    $  104,286      3.28%

Noninterest bearing liabilities ................   $  234,725                             $  215,412
                                                   ----------                             ----------

Total liabilities ..............................   $5,266,028                             $4,453,982

Shareholders' equity ...........................   $  464,310                             $  332,552
                                                   ----------                             ----------

TOTAL LIABILITIES AND EQUITY ...................   $5,730,338                             $4,786,534
                                                   ==========                             ==========

Net interest income/ Interest rate spread ......                $  124,229       2.95%                  $  108,323      3.05%

Net interest earning assets/ Net interest margin   $  320,896                    3.09%    $  239,067                    3.23%

Ratio of interest earning assets to
 interest bearing liabilities ..................         1.06X                                  1.06X

-------------------------------------------------------------------------------
(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/amortization of deferred loan fees/
    expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.